UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

LIGHTBRIDGE CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 USA 571.730.1200

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 12, 2016

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “annual meeting”) of Lightbridge Corporation, a Nevada corporation (the “Company”), will be held on Thursday, May 12, 2016 at 10:00 a.m., local time, at the offices of Hogan Lovells US LLP located at 555 Thirteenth Street, NW, Washington, DC 20004, for the following purposes:

1.	To elect the five persons named in the accompanying proxy statement to the Board of Directors of the Company;

2.	To approve an amendment to the Lightbridge Corporation 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 4,000,000 shares;

3.

To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of additional shares of our common stock to Aspire Capital Fund, LLC pursuant to the common stock purchase agreement dated September 4, 2015;

4.	To approve, on an advisory basis, our executive compensation;

5.	To ratify the selection of BDO USA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

6.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

If you owned our common stock at the close of business on March 23, 2016, you may attend and vote at the annual meeting.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote via a toll-free telephone number or over the Internet.

Sincerely,

Thomas Graham, Jr.
Chairman and Corporate Secretary
, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 12, 2016

This Notice, our proxy statement and our 2015 Annual Report are available online at
http://www.edocumentview.com/LTBR

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
CORPORATE GOVERNANCE
Corporate Governance Guidelines
The Board and Committees of the Board
Governance Structure
The Board’s Role in Risk Oversight
Independent Directors
Audit Committee
Compensation Committee
Governance and Nominating Committee
Executive Committee
Code of Ethics
Transactions with Related Persons and Control Persons
Stockholder Communication with the Board of Directors
EXECUTIVE COMPENSATION
2015 Summary Compensation Table
Narrative Disclosure to Summary Compensation Table
Outstanding Equity Awards at Fiscal Year End
Director Compensation
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 2 — APPROVAL OF AMENDMENT TO THE LIGHTBRIDGE CORPORATION 2015 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN
PROPOSAL 3 — APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK TO ASPIRE CAPITAL
PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 5 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
OTHER MATTERS
APPENDIX A LIGHTBRIDGE CORPORATION 2015 EQUITY INCENTIVE PLAN

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. Please read the entire proxy statement carefully before voting.

Lightbridge Corporation 2016 Annual Meeting of Stockholders
Date and Time:	Thursday, May 12, 2016 at 10:00 a.m., local time
Place:	Hogan Lovells US LLP, 555 Thirteenth Street, NW, Washington, DC 20004

Annual Meeting Agenda

Proposal		Page Numbers	Board Recommendation
1.	Election of directors		FOR all nominees
2.	Approval of an increase in the number of shares available under our 2015 Equity Incentive Plan		FOR
3.	Approval of the additional issuance of shares to Aspire Capital pursuant to Nasdaq Listing Rule 5635(d)		FOR
4.	Advisory vote on executive compensation		FOR
5.	Ratification of independent auditors		FOR

In addition, stockholders may be asked to consider any other business properly brought before the meeting.

Our Director Nominees

The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

	Director		Committee Membership
Name and Position	Since	Independent	Audit	Comp	Gov/Nom	Exec
Seth Grae,	April	No				Chair
President and CEO	2006
Thomas Graham, Jr., Chairman and Corporate Secretary	April 2006	No				X
Victor E. Alessi, Director	August 2006	Yes	X	Chair	X	X
Daniel B. Magraw, Director	October 2006	Yes	X	X	Chair
Kathleen Kennedy Townsend, Director	October 2013	Yes	Chair	X	X

Lightbridge Corporation 11710 Plaza America Drive, Suite 2000 Reston, VA 20190 USA 571.730.1200

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

2016 PROXY STATEMENT

The Board of Directors (“Board”) of Lightbridge Corporation, a Nevada corporation (the “Company,” “Lightbridge” or “we”) is furnishing this proxy statement and the accompanying proxy to you to solicit your proxy for the 2016 Annual Meeting of Stockholders (the “annual meeting”). The annual meeting will be held on Thursday, May 12, 2016 at 10:00 a.m., local time, at the offices of Hogan Lovells US LLP located at 555 Thirteenth Street, NW, Washington, DC 20004.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You are receiving this proxy statement and our annual report because our Board is soliciting your proxy to vote your shares at the 2016 annual meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares. The Company is making this proxy statement and the accompanying proxy first available on or about , 2016.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the proposals described in this proxy statement. As in prior years, these proposals include the election of directors, an advisory vote on our executive compensation, and the ratification of the appointment of the Company’s independent registered public accounting firm (which we sometimes refer to as the “independent auditors”).

In addition, we are asking our stockholders to approve two other proposals:

•

An increase in the number of shares available for issuance under the Lightbridge Corporation 2015 Equity Incentive Plan (the “2015 Plan”) from 3,000,000 shares to 7,000,000 shares. In light of the declining value of our outstanding equity awards and upon the advice of an independent compensation consultant, the Compensation Committee approved front-loaded option awards in the fall of 2015 that were intended to represent two years of award value. The front-loaded option awards are intended to re-incentivize management by tying a significant portion of compensation to increases in our stock price.

•

The approval of the issuance of additional shares of our common stock to Aspire Capital Fund, LLC (“Aspire Capital”) under the common stock purchase agreement between the Company and Aspire Capital dated September 4, 2015. The Company is seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d), which requires stockholder approval for certain issuances of 20% or more of a listed company’s outstanding shares. The Company has been funding its working capital needs through the sale of common stock to Aspire Capital and is seeking stockholder approval in order to continue such sales.

Who can attend the annual meeting?

All stockholders of record at the close of business on March 23, 2016, the record date, or their duly appointed proxies, may attend the annual meeting.

What proposals will be voted on at the annual meeting?

Stockholders will vote on five proposals at the annual meeting:

•	Proposal 1 — The election of directors;

•	Proposal 2 — Approval of an amendment to the 2015 Plan to increase the number of shares available for issuance thereunder by 4,000,000 shares;

•	Proposal 3 — Approval, pursuant to Nasdaq Listing Rule 5635(d), of the issuance of additional shares of our common stock to Aspire Capital under the common stock purchase agreement between the Company and Aspire Capital dated September 4, 2015;

•	Proposal 4 — An advisory vote on our executive compensation; and

•	Proposal 5 — The ratification of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016.

In addition, stockholders may transact other business that may properly come before the annual meeting and any and all adjournments or postponements of the annual meeting.

What are the Board’s recommendations?

Our Board of Directors recommends that you vote:

•	FOR the election of each of the nominated directors;

•	FOR the approval of additional shares under the 2015 Plan;

•	FOR the approval of the issuance of shares to Aspire Capital;

•	FOR approval of our executive compensation; and

•	FOR ratification of our independent auditors.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on March 23, 2016, which we refer to as the record date, are entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 20,528,957 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, you are considered, with respect to those shares, the “stockholder of record.” This proxy statement and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy statement and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the annual meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone — Stockholders located in the United States can vote by telephone by calling the number listed on your enclosed proxy card and following the instructions.

•	By Internet — You can vote over the Internet going to the link provided on your enclosed proxy card and following the instructions.

•	By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 11, 2016.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as recommended by the Board of Directors, as set forth above under “What are the Board’s recommendations?”

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. A quorum is required for the transaction of business at the annual meeting. Under Nevada law, an abstaining vote and a “broker non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting.

What is a “broker non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.” Proposal 5 (ratification of auditors) involves a matter that we believe will be considered routine under the relevant securities exchange rules. The “routine” treatment of this proposal does not affect the seriousness with which we treat it. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by such organization.

What is required to approve each item?

•

For Proposal 1 (election of directors), a plurality of the votes cast is required for the election of directors. This means that the five director nominees receiving the greatest number of FOR votes will be elected to the Board of Directors. You may vote FOR or WITHHOLD with respect to the election of directors. Only votes FOR are counted in determining whether a plurality has been cast in favor of a director. Abstentions and broker non-votes are not counted for purposes of the election of directors.

•

For each of Proposal 2 (approval of additional shares under the 2015 Plan), Proposal 3 (approval of issuance of additional shares of our common stock to Aspire Capital), Proposal 4 (advisory vote on executive compensation), and Proposal 5 (ratification of independent auditors), the number of affirmative votes cast in favor of the proposal must exceed the number of votes cast against the proposal for approval of each proposal. Abstentions and broker non-votes are not counted for purposes of any of Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

•

For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you submit an executed proxy, but do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth above under “What are the Board’s recommendations?” In addition, if any other matters properly come before the annual meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the annual meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Yes. Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	submitting a written notice of revocation of your proxy by mail to:

Lightbridge Corporation
11710 Plaza America Drive, Suite 2000
Reston, VA 20190
Attention: Corporate Secretary,

•	submitting a properly signed proxy card bearing a later date to the address immediately above,

•	voting over the Internet or by telephone per the instruction included herein, or

•	voting in person at the annual meeting.

What does it mean if I receive more than one proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote by telephone or through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Computershare Trust Company at (800) 962-4284.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the annual meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the annual meeting.

How are proxies solicited?

In addition to the solicitation of proxies by mail, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•	by sending a written request by mail to:

Lightbridge Corporation
11710 Plaza America Drive, Suite 2000
Reston, VA 20190
Attention: Corporate Secretary

•	by calling our Corporate Secretary, at 571-730-1200.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•	by mail, to:

Lightbridge Corporation
11710 Plaza America Drive, Suite 2000
Reston, VA 20190
Attention: Corporate Secretary

•	by telephone, at 571-730-1200.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names of our current directors and executive officers, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Name	Age	Position with Lightbridge	Director Since
Seth Grae	52	President, CEO and Director	April 2006
Thomas Graham, Jr.	82	Chairman and Corporate Secretary	April 2006
Victor E. Alessi	76	Director	August 2006
Kathleen Kennedy Townsend	64	Director	October 2013
Daniel B. Magraw	69	Director	October 2006
Linda Zwobota	65	Chief Financial Officer	—
Andrey Mushakov	39	Executive Vice President – International Nuclear Operations	—

Name	Position with Lightbridge and Principal Occupations

Seth Grae

Mr. Grae was named the Chief Executive Officer and President of the Company on March 17, 2006 and, effective April 2, 2006, became a director of the Company. Seth Grae has led the development and implementation of Lightbridge’s business efforts to develop and deploy advanced nuclear fuel technologies and to provide comprehensive advisory services based on safety, non-proliferation, and transparency for emerging commercial nuclear power programs.

Mr. Grae is a member of the Civil Nuclear Trade Advisory Committee to the U.S. Secretary of Commerce and is a member of the Dean’s Advisory Council at the Washington College of Law at American University. Mr. Grae has served as a member of the Nuclear Energy Institute’s Suppliers Advisory Committee, as Vice Chair of the Governing Board of the Bulletin of the Atomic Scientists, as Co-Chair of the American Bar Association’s Arms Control and Disarmament Committee, and as a member of the Board of Directors of the Lawyers Alliance for World Security.

Thomas Graham, Jr.

Ambassador Graham became a director of the Company on April 2, 2006, and chairman of the Board on April 4, 2006. Ambassador Graham served as a member of the board of directors of Thorium Power, Inc., from 1997 until the merger with the Company. He is one of the world’s leading experts on nuclear non-proliferation and has served as a senior U.S. diplomat involved in the negotiation of every major international arms control and non-proliferation agreement involving the United States during the period from 1970 to 1997, including the Strategic Arms Limitations Talks (the Interim Agreement on Strategic Offensive Arms, the Anti- Ballistic Missile Treaty, and the Salt II Treaty), the Strategic Arms Reduction Talks (the Start I Treaty and the Start II Treaty), the Intermediate Nuclear Forces Treaty, the Nuclear Non- Proliferation Treaty Extension, the Conventional Armed Forces in Europe Treaty, and the Comprehensive Test Ban Treaty. In 1993, Ambassador Graham served as the Acting Director of the U.S. Arms Control and Disarmament Agency (ACDA), and for seven months in 1994 served as the Acting Deputy Director. From 1994 through 1997, he served as the Special Representative of the President of the United States for Arms Control, Non-Proliferation and Disarmament with the rank of Ambassador, and in this capacity successfully led U.S. government efforts to achieve the permanent extension of the Nuclear Non-Proliferation Treaty in 1995. He also served for 15 years as the general counsel of ACDA.

Name	Position with Lightbridge and Principal Occupations

Ambassador Graham worked on the negotiation of the Chemical Weapons Convention and the Biological Weapons Convention. He drafted the implementing legislation for the Biological Weapons Convention and managed the Senate approval of the ratification of the Geneva Protocol banning the use in war of chemical and biological weapons. In 2009, Mr. Graham was appointed as a member of the International Advisory Board for the nuclear program of the United Arab Emirates. He is also Chairman of the Board of CanAlaska Uranium Ltd. of Vancouver, Canada (TSX: CVV), a uranium exploration company. Ambassador Graham received an A.B. in 1955 from Princeton University and a J.D. in 1961 from Harvard Law School. He is a member of the Kentucky, the District of Columbia and the New York Bar Associations and is a member of the Council on Foreign Relations. He chaired the Committee on Arms Control and Disarmament of the American Bar Association from 1986-1994. Ambassador Graham received the Trainor Award for Distinction in Diplomacy from Georgetown University in 1995 and the World Order Under Law award from the International Law Section of the American Bar Association in 2007. He has taught at a number of universities as an adjunct professor including the University of Virginia Law School, Georgetown University Law Center, Georgetown University School of Foreign Service, the University of Washington, The University of Tennessee, and Stanford University. He has published seven books, the most recent non-fiction book being Unending Crisis in 2012 as well as an historical novel, Sapphire, A Tale of the Cold War, in 2014.

Victor E. Alessi

Dr. Alessi became a director of the Company on August 23, 2006. Dr. Alessi, who holds a Ph.D. in nuclear physics, is President Emeritus of the United States Industry Coalition (“USIC”), an organization dedicated to facilitating the commercialization of technologies of the New Independent States (“NIS”) of the former Soviet Union through cooperation with its members. He has held such position since August 1, 2006. Prior to becoming President Emeritus, Dr. Alessi held the positions of CEO and President of USIC since 1999. Previously, he was President of DynMeridian, a subsidiary of DynCorp, specializing in arms control, non-proliferation, and international security affairs. Before joining DynMeridian in early 1996, Dr. Alessi was the Executive Assistant to the Director, U.S. Arms Control and Disarmament Agency (“ACDA”). At ACDA he resolved inter-bureau disputes, and advised the director on all arms control and non-proliferation issues. Dr. Alessi served as Director of the Office of Arms Control and Non-proliferation in the Department of Energy (“DOE”) prior to his work at ACDA, overseeing all DOE arms control and non-proliferation activities. As a senior DOE representative, Dr. Alessi participated in U.S. efforts that led to successful conclusion of the Intermediate Nuclear Forces (INF), Conventional Forces in Europe, Threshold Test Ban, Peaceful Nuclear Explosions, Open Skies, Strategic Arms Reductions Talks Treaties and the Chemical Weapons Convention. In this role, he was instrumental in implementing the U.S. unilateral nuclear initiative in 1991 and was a member of the U.S. delegation discussing nuclear disarmament with Russia and other states of the former Soviet Union. He was in charge of DOE’s support to the U.N. Special Commission on Iraq, to the Nunn-Lugar Initiative, and represented DOE in discussions on the Comprehensive Test Ban (“CTB”) with the other nuclear weapons states before the CTB negotiations began in Geneva in 1994. Dr. Alessi served as the U.S. board member to the International Science and Technology Center in Moscow since its founding in 1992 until 2011. He is also the former U.S. board member to the Science and Technology Center in Ukraine. Dr. Alessi is a 1963 graduate of Fordham University, where he also earned a licentiate in Philosophy (Ph.L.) in 1964. He studied nuclear physics at Georgetown University, receiving his M.S. in 1968 and Ph.D. in 1969.

Name	Position with Lightbridge and Principal Occupations

Kathleen Kennedy Townsend

Ms. Townsend became a director of the Company in October 2013. Ms. Townsend has a long history of accomplishment in the public arena, and for the last decade in the private sector. She has been a Managing Director at the Rock Creek Group, an investment management company, since 2007. Ms. Townsend also serves on the board of directors for the Pension Rights Center (a nonprofit consumer advocacy organization), NewTower Trust Company (a non-depository trust company that provides fiduciary and trustee services to the Multi-Employer Property Trust (MEPT), an open-end commingled real estate equity fund), and CanAlaska Uranium Ltd. (TSX: CVV) (a Canadian uranium exploration company).

As the State of Maryland’s first woman Lt. Governor, Ms. Townsend was in charge of a multimillion dollar budget and had oversight of major cabinet departments, including Economic Development and Transportation, State Police, Public Safety and Correction and Juvenile Justice. Prior to being elected Lt. Governor, Ms. Townsend served as Deputy Assistant Attorney General of the United States. In that role, she led the planning to put 100,000 police officers into the community and she ignited the Police Corps, a program to give college scholarships to young people who pledge to work as police officers for four years after graduation.

Prior to serving at the Department of Justice, Ms. Townsend spent seven years as the founder and director of the Maryland Student Service Alliance where she led the fight to make Maryland the first—and only—state to make service a graduation requirement.

She has been appointed Special Advisor at the Department of State, and a Research Professor at the McCourt School of Public Policy at Georgetown University, where she focuses on retirement security. She is a Woodrow Wilson Fellow. She taught foreign policy at the University of Pennsylvania and the University of Maryland, Baltimore County and has been a visiting Fellow at the Kennedy School of Government at Harvard. In the mid-1980s, she founded the Robert F. Kennedy Human Rights Award.

She chairs the Center for Popular Democracy which builds the strength and capacity of democratic organizations. Ms. Townsend is also a member of the Council of Foreign Relations and the Inter-American Dialogue. For the last eight years she has been Vice-Chair of the Future of Science conference held in Venice Italy and for the last four years Vice-Chair of Science for Peace held in Milan.

Ms. Townsend has chaired the Institute of Human Virology founded by Dr. Robert Gallo, which treats over 700,000 patients in Africa as part of the PEPFAR program, has chaired the Robert Kennedy Memorial and has been on the Board of Directors of the John F Kennedy Library Foundation. Previously, she served on a number of boards including the Export-Import Bank, Johns Hopkins School of Advanced International Studies (SAIS), the Wilderness Society, the Points of Light Foundation, the National Catholic Reporter and the Institute for Women’s Policy Research, and the Baltimore Urban League.

An honors graduate of Harvard University, Ms. Townsend received her law degree from the University of New Mexico where she was a member of the law review. She has received fourteen honorary degrees. A member of the bar in Maryland, Connecticut and Massachusetts, she is also a certified broker-dealer.

Name	Position with Lightbridge and Principal Occupations

Ms. Townsend’s book, Failing America’s Faithful: How Today’s Churches Mixed God with Politics and Lost Their Way was published by Warner Books in March 2007.

Daniel B. Magraw

Mr. Magraw became a director of the Company on October 23, 2006. Mr. Magraw is a leading expert on international environmental law and policy, as well as on international human rights. Mr. Magraw is a Senior Fellow and Professorial Lecturer at the Foreign Policy Institute at Johns Hopkins School of Advanced International Studies (SAIS) and President Emeritus of the Center for International Environmental Law (CIEL). Mr. Magraw was the President and CEO of CIEL from 2002- 2010. From 1992-2001, he was Director of the International Environmental Law Office of the U.S. Environmental Protection Agency, during which time he also served at the White House (2000-2001) and as Acting Assistant Administrator of the EPA’s Office of International Activities. He was a member of the Trade and Environment Policy Advisory Committee to the Office of the U.S. Trade Representative (TEPAC) from 2002-2010, chairs the American Bar Association (ABA) Section of International Law’s Task Force on Magna Carta, serves as a consultant to the United Nations, was a member of the U.S. Department of State Study Group on International Business Transactions, and was Chair of the 15,000-member Section of International Law and Practice of the ABA. He practiced international law, constitutional law, and bankruptcy law at Covington & Burling in Washington, DC from 1978-1983. Mr. Magraw is a widely-published author in the field of international law and has received many awards. He graduated from Harvard University with High Honors in Economics, where he was student body president, and from the University of California, Berkeley Law School, where he was Editor-in-Chief of the Law Review. While working as an economist for the Peace Corps in India from 1968 to 1972, Mr. Magraw helped develop and managed the largest and most successful cooperative of its type (wholesale, retail, furniture manufacturing and food processing) in India. In 1996, Mr. Magraw became a member of the board of directors of Thorium Power, Inc., which is now a wholly-owned subsidiary of the Company.

Linda Zwobota

Ms. Zwobota was appointed the Chief Financial Officer of the Company on March 25, 2015. Prior to her appointment as Chief Financial Officer, Ms. Zwobota was the Company’s interim Chief Financial Officer since November 2014. Prior to that appointment, Ms. Zwobota served as the Company’s Controller, a position she held since October 2009, when she joined the Company.

From May 2000 until October 2009, Ms. Zwobota held the position of Associate at Resources Global Professionals (“RGP”), a consulting firm, where she provided RGP clients with a broad range of services, including accounting, regulatory reporting, internal audit, and IT system support. Prior to joining RGP, from 1999 to May 2000, Ms. Zwobota held the position of Senior Internal Auditor for BAA, USA, Inc., a subsidiary of BAA plc, a developer and manager of retail, food and beverage concessions at airports. Ms. Zwobota performed high-level, risk-based audits of BAA plc’s investments in North America, including World Duty Free Americas, World Duty Free Inflight, airport and retail operations, and development activities. Prior to joining BAA, USA, Inc., from 1997 through 1999, Ms. Zwobota was the Revenue Accounting Manager for World Duty Free, another BAA plc company with global operations, sales of $43 million denominated in 54 different currencies worldwide, servicing 23 airline concessions, at 31 stations in 18 countries. From 1992-1997, Ms. Zwobota worked at a subsidiary of Wartsila, a global power solutions company, as a Senior Accountant and as the Assistant Treasurer. Ms. Zwobota earned a Bachelors Degree from the University of Maryland, College Park. She has been a certified public accountant since November 1991 and a Certified Internal Auditor (CIA®) since May 1999.

Name	Position with Lightbridge and Principal Occupations

Andrey Mushakov

Dr. Mushakov oversees the nuclear fuel technology division of Lightbridge Corporation and is an expert in cost modeling and the economics of the nuclear fuel cycle. He has been with Lightbridge since 2000, and in 2006 he was named executive vice president for international nuclear operations.

In 2009, Dr. Mushakov led Lightbridge’s efforts to establish its Russian Branch Office in Moscow and oversaw its successful operation from 2009 to 2014 when Lightbridge made a decision to move its critical path fuel development and demonstration activities out of Russia due to increased political risk. Since mid-2014, Dr. Mushakov has been spearheading an effort within Lightbridge to establish cooperation agreements with Canadian Nuclear Laboratories in Canada, and more recently, with the Institute for Energy Technology in Norway to enable successful execution of fuel sample fabrication and irradiation work according to our schedule.

Dr. Mushakov was also instrumental in negotiating Lightbridge’s collaborative agreements with AREVA, the world's largest nuclear energy firm, and led a Lightbridge technical team that successfully completed these collaborative projects with AREVA over a period of two years. More recently, he coordinated a successful negotiation team effort that led to execution of a Joint Development Agreement with AREVA NP.

Dr. Mushakov has been a featured speaker at international conferences and panels on nuclear fuel technology, including the Wharton Energy Conference and the World Nuclear Fuel Cycle Conference.

He earned a Ph.D. in economics from St. Petersburg State University of Economics and Finance, an M.S. degree in management from Hult International Business School, and a B.S. degree in banking and finance from the Financial University under the Government of the Russian Federation.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, executive officers and persons beneficially owning more than 10% of our common stock must report their initial ownership of our common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC and written representations of our directors and executive officers, we believe that all persons subject to such reporting requirements filed all required reports on a timely basis in 2015, except for late Form 4 filings for each of Messrs. Alessi, Grae, Graham, Magraw and Mushakov and Ms. Townsend and Ms. Zwobota, relating to stock options granted on August 12, 2015, which filings were made on September 25, 2015.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value. We are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.ltbridge.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members: Seth Grae, Thomas Graham, Victor Alessi, Kathleen Kennedy Townsend and Daniel Magraw. The Board has established four Committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Executive Committee. Each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board met 6 times in 2015. The Board has adopted a written charter for each of its committees which are available on the Company’s website www.ltbridge.com. Printed copies of these charters may be obtained, without charge, by contacting the Corporate Secretary, Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA. Each director attended at least 75% of all meetings of the Board of Directors and each committee on which he or she served during 2015.

Governance Structure

The Company has chosen to separate the roles of the Chairman of the Board and the Chief Executive Officer, though our current Chairman, Thomas Graham, Jr., is a member of the Company’s executive management. We have chosen to implement such a governance structure to allow our Chief Executive Officer the ability to focus the majority of his time and efforts on the day-today operations of the Company. We believe that this governance structure has served the Company’s stockholders well over the years.

We encourage our stockholders to learn more about our Company’s governance practices at our website, www.ltbridge.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through committees. Much of the work is delegated to various committees, which meet regularly and report back to the full Board. All committees play significant roles in carrying out the risk oversight function. In particular:

•

The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the Code of Business Conduct. The Audit Committee members meet separately with representatives of the independent auditing firm.

•

The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that Mr. Alessi, Mr. Magraw and Ms. Townsend are independent as defined in applicable SEC and Nasdaq rules and regulations, and that each constitutes an “Independent Director” as defined in Nasdaq Listing Rule 5605. Such members constitute a majority of the entire Board.

Audit Committee

Our Audit Committee consists of Mr. Alessi, Mr. Magraw and Ms. Townsend, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of the Company. Ms. Townsend is chair of the Audit Committee and a financial expert as that term is defined by the applicable SEC rules. The Audit Committee is responsible for, among other things:

•	selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S- K under the Securities Act of 1933, as amended;

•	discussing the annual audited financial statements with management and our independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•	annually reviewing and reassessing the adequacy of our Audit Committee charter;

•	meeting separately and periodically with management and our internal and independent auditors;

•	reporting regularly to the full Board; and

•	such other matters that are specifically delegated to our Audit Committee by our Board from time to time.

The Audit Committee met 6 times during 2015.

Compensation Committee

Our Compensation Committee consists of Mr. Alessi, Mr. Magraw and Ms. Townsend, each of whom is “independent” as that term is defined under the Nasdaq listing standards. Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer and chief financial officer may not be present at any committee meeting during which his or her compensation is deliberated. The Compensation Committee is responsible for, among other things:

•	approving and overseeing the compensation package for our executive officers;

•	reviewing and making recommendations to the Board with respect to the compensation of our directors;

•

reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

•

reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Under its charter, the Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the chief executive officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

The Compensation Committee met 5 times during 2015.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Me Mr. Alessi, Mr. Magraw and Ms. Townsend, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The Governance and Nominating Committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

•	reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

•	identifying and recommending to the Board the directors to serve as members of the Board’s committees; and

•	monitoring compliance with our code of business conduct and ethics.

Our Governance and Nominating Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, however any nominees proposed by our stockholders will be considered on the same basis as nominees proposed by the Board. If you or another stockholder want to submit a candidate for consideration to the Board, you may submit your proposal to our Corporate Secretary:

•	by sending a written request by mail to:

Lightbridge Corporation
11710 Plaza America Drive, Suite 2000
Reston, VA 20190
Attention: Corporate Secretary

•	by calling our Corporate Secretary, at 571-730-1200.

The Governance and Nominating Committee met two times during 2015.

Executive Committee

Our Executive Committee consists of Messrs. Alessi, Grae and Graham. The Executive Committee of the Company exercises the power of the Board between regular meetings of the Board and when timing is critical. The Executive Committee also assists the Board in fulfilling its oversight responsibility with respect to management-level staff, outside service providers and third party vendors.

Code of Ethics

The Board has adopted a Code of Business and Ethics that applies to the Company’s directors, officers and employees. A copy of this policy is available via our website at http://ir.ltbridge.com/corporate-governance.cfm. Printed copies of our Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA. During the fiscal year ended December 31, 2015, there were no waivers of our Code of Ethics.

Transactions with Related Persons, Promoters and Certain Control Persons

None of our directors, director nominees, executive officers, 5% stockholders, or immediate family members of such persons has been involved in any transactions with us which are required to be disclosed pursuant to Item 404 of Regulation S-K.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our Board, c/o Corporate Secretary, Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our chief executive officer and our two most next highly compensated executive officers, whom we collectively refer to as our named executive officers, for services rendered in all capacities during the noted periods.

2015 Summary Compensation Table

		Salary	Bonus	Option Awards	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)
Seth Grae	2015	415,725	229,164	1,045,776	1,690,665
CEO, President and Director	2014	412,290	—	277,630	689,920
Thomas Graham, Jr.	2015	180,323	—	91,777	272,100
Chairman(3)	2014	178,833	—	—	178,833
Linda Zwobota	2015	163,708	33,504	312,105	509,317
CFO(4)	2014	112,802	—	34,601	147,403

(1)	Of the amounts shown, $206,145 of Mr. Grae’s 2015 bonus and all of Ms. Zwobota’s 2015 bonus have been accrued but are unpaid.

(2)

For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the options awards, please see Note 11 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

(3)	Though his official title is Chairman of the Board of Directors, Mr. Graham is considered to be an executive officer of the Company.

(4)	Ms. Zwobota held the position of interim Chief Financial Officer beginning November 26, 2014 and was appointed Chief Financial Officer on March 25, 2015.

Narrative Disclosure to Summary Compensation Table

November 2015 Option Awards and Bonuses

The Compensation Committee approved certain front-loaded option awards to the Company’s executive officers, including its named executive officers, in November 2015 based upon the recommendation of Pay Governance LLC, which served as an independent compensation consultant to the Committee. The option awards were intended to represent two years of long-term incentive (LTI) award value and were structured to re-incentivize the Company’s management team in light of the declining value of the equity awards outstanding at the time. Because of the decline in the Company’s stock price, most of the Company’s outstanding equity awards had little to no realizable value, with only a small portion of such awards having some intrinsic value upon an increase in the Company’s stock price to the highest prices reached in 2014 and 2015. In addition, historical equity awards had resulted in no realized value to the Company’s management team. The front-loaded LTI option awards that vest over three years are intended to tie a significant portion of executive compensation to increases in the Company’s stock price going forward. Included in the front-loaded option awards are awards relating to 2,164,303 shares of common stock which are contingent upon an increase in the number of shares available under the 2015 Plan.

In addition, based upon the recommendation of Pay Governance LLC, the Board approved the accrual of bonuses for certain of the Company’s management, which bonuses will be paid following an improvement in the Company’s financial condition. To preserve cash, more than 50% of the approved amount of short-term incentive (STI) bonuses was converted into STI equity awards and granted as stock options. The STI stock options are included in the total number of stock option awards shown in the 2015 Summary Compensation Table above.

Employment Agreements and Other Arrangements

Seth Grae. On February 14, 2006, the Company entered into an employment agreement with Seth Grae. Mr. Grae is also eligible to receive raises and discretionary bonuses, as well as stock based compensation over the term of the agreement. As of March 16, 2011, Mr. Grae’s salary was increased to an annual salary of $412,290 and as of November 1, 2015, Mr. Grae’s salary was increased to $432,904. Mr. Grae was paid a bonus in November 2015 in the amount of $23,019, and an additional bonus was also approved and accrued in the amount of $206,145, which has not been paid as of the date of this proxy statement. In May 2014, Mr. Grae was granted 155,308 stock options with a fair market value of $277,630 and a five year term that vest one-third on each anniversary of the grant date. On April 8, 2015, Mr. Grae was granted 230,423 stock options with a fair market value of $197,409 and a ten year term that vested immediately, and 147,707 stock options with a fair market value of $134,925 and a ten year term that vest one-third on each anniversary of the grant date. On August 12, 2015, Mr. Grae was granted 32,231 stock options with a fair market value of $21,919 and a ten year term that vested immediately, and 14,022 stock options with a fair market value of $10,374 and a ten year term that vest one-third on each anniversary of the grant date. On November 20, 2015, Mr. Grae was granted 394,107 stock options with a fair market value of $247,735 and a ten year term that vested immediately, and 651,594 stock options with a fair market value of $433,414, of which 482,381 of these options are contingent upon stockholder approval of an increase in shares available under the 2015 Plan, with a ten year term that vest one-third on each anniversary of the grant date.

Upon termination by the Company other than for cause, Mr. Grae will receive severance payments equal to his base salary at the time of termination for twelve months, payable in installments in accordance with the Company’s normal payroll practices.

Thomas Graham, Jr. On August 1, 2007, the Company entered into an employment agreement with Mr. Graham. Pursuant to the agreement, Mr. Graham earns an annual salary in the amount of $178,833, which as of November 1, 2015 was increased to $187,774. On April 8, 2015, Mr. Graham was granted 28,249 stock options with a fair market value of $24,922 and a ten year term that vest on the first anniversary of the grant date. On August 12, 2015, Mr. Graham was granted 5,756 stock options with a fair market value of $4,109 and a ten year term that vest on the first anniversary of the grant date. On November 20, 2015, Mr. Graham was granted 94,332 stock options with a fair market value of $62,746 of which 69,835 of these options are contingent upon stockholder approval of an increase in shares available under the 2015 Plan, with a ten year term that vest on the first anniversary of the grant date.

Linda Zwobota. On November 26, 2014, Ms. Zwobota agreed to assume the role of interim Chief Financial Officer of the Company. Prior to that appointment, Ms. Zwobota served as the Company’s Controller, a position she held since October 2009, when she joined the Company. Ms. Zwobota does not have an employment agreement with the Company and is employed at-will. She received an annual base compensation of $112,802 in 2014 and was eligible to receive an annual incentive award of between 10% and 40% (with a target of 25%) of her annual base salary. In 2015, the Board appointed Ms. Zwobota as Chief Financial Officer of the Company, and her salary was increased to $178,690, beginning April 2015, and to $187,625 beginning November 2015. A bonus has been approved and accrued though not yet paid in the amount of $33,504.

In May 2014, Ms. Zwobota was granted 19,356 options with a term of five years and a fair market value of $34,601 which vest one-third on each anniversary date of the grant over three years. On April 9, 2015, Ms. Zwobota was granted 50,985 stock options with a fair market value of $43,680 and a ten year term that vested immediately, and 67,304 stock options with a fair market value of $61,480 and a ten year term that vest one-third on each anniversary of the grant date. On August 12, 2015, Ms. Zwobota was granted 12,216 stock options with a fair market value of $8,308 and a ten year term that vested immediately, and 10,943 stock options with a fair market value of $8,096 and a ten year term that vest one-third on each anniversary of the grant date. On November 20, 2015, Ms. Zwobota was granted 64,054 stock options with a fair market value of $40,264 and a ten year term that vested immediately, and 225,926 stock options with a fair market value of $150,277 of which 167,255 of these options are contingent upon stockholder approval of an increase in shares available under the 2015 Plan, with a ten year term that vest one-third on each anniversary of the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth all outstanding equity awards to our named executive officers as of December 31, 2015. The market value of all restricted stock awards is based on the closing price of our common stock as of December 31, 2015 ($1.00) .

	Option Awards
	Number of Securities Underlying		Option
	Unexercised Options (#)		Exercise	Option
Name	Exercisable	Unexercisable	Price ($)	Expiration Date
Seth Grae	240,000	—	23.85	2/14/2016
	36,311	—	10.50	12/5/2017
	112,868	—	5.70	7/14/2019
	66,638	—	8.65	3/11/2020
	42,604	—	5.53	3/19/2021
	51,769	103,535(1)	2.55	5/5/2019
	230,423	147,707	1.26	4/8/2025
	32,231	14,022	1.26	8/12/2025
	394,107	651,594(2)	0.92	11/20/2025
Thomas Graham	50,000	—	14.70	7/27/2016
	9,615	—	10.50	12/5/2017
	50,000	—	8.10	7/5/2017
		28,249	1.26	4/8/2025
		5,756	1.26	8/12/2025
		94,332(3)	0.92	11/20/2025
Linda Zwobota	6,452	12,904(1)	2.55	5/5/2019
	50,985	67,304	1.26	4/9/2025
	12,216	10,943	1.26	8/12/2025
	64,054	225,926(4)	0.92	11/20/2025

(1)	One-half of these stock options become exercisable on May 5, 2015

(2)	482,381 of these stock options are contingent upon stockholder approval of an increase in the number of shares available under the 2015 Plan.

(3)	69,835 of these stock options are contingent upon stockholder approval of an increase in the number of shares available under the 2015 Plan.

(4)	167,255 of these stock options are contingent upon stockholder approval of an increase in the number of shares available under the 2015 Plan.

Director Compensation

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal 2015. Neither Mr. Grae nor Mr. Graham was compensated for his service as a director in 2015. Beginning January 1, 2016, Ms. Townsend is paid $33,600 annually, and Mr. Alessi and Mr. Magraw are paid $31,920 annually.

	Fees Earned or Paid in Cash	Option Awards(1)	Total
Name	($)	($)	($)
Victor Alessi	$30,400	$34,955	$65,355
Daniel Magraw	$30,400	$34,955	$65,355
Kathleen Kennedy Townsend	$32,000	$34,955	$66,955

(1)

Each of Messrs. Alessi and Magraw individually had an aggregate of 167,352 option awards outstanding as of December 31, 2015, of which 69,835 are contingent upon stockholder approval of an increase in the number of shares available under the 2015 Plan. Ms. Townsend had 164,558 option awards outstanding as of December 31, 2015, of which 69,835 are contingent upon stockholder approval of an increase in the number of shares available under the 2015 Plan. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the options awards, please see Note 11 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

We currently have three independent, non-employee directors: Victor Alessi, Kathleen Kennedy Townsend, and Daniel Magraw. Mr. Alessi became a director of the Company on August 21, 2006. Pursuant to the Independent Director Contract between Mr. Alessi and the Company, Mr. Alessi receives $30,400 in cash per year for acting as a director of the Company, which increased to $31,920 beginning January 2016. Ms. Townsend became a director of the Company on October 1, 2013, and pursuant to the Independent Director Contract between Ms. Townsend and the Company, Ms. Townsend receives $32,000 in cash per year for serving on our Board, which increased to $33,600 beginning January 1, 2016. Mr. Magraw became a director of the Company on October 23, 2006. Pursuant to his Independent Director Contract with the Company, Mr. Magraw receives $30,400 in cash per year for serving on our Board, which increased to $31,920 beginning January 1, 2016.

Except for Mr. Alessi, Mr. Magraw and Ms. Townsend, all of our current directors are also our officers and are compensated for the services that they provide to us in their capacity as officers. Other than Mr. Alessi, Mr. Magraw and Ms. Townsend, our current directors do not receive any additional compensation for the services they provide to us as directors. Directors are reimbursed for out of pocket expenses incurred as a result of their participation on our Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of March 23, 2016 for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each named executive officer, (iii) each of our directors and nominees, and (iv) all of our current executive officers and directors as a group. The address of each of the persons set forth below is in care of Lightbridge Corporation, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA. Except as explained in the footnotes to the following table, each person listed, and the members of the group, had sole voting power and sole investment power with respect to the shares shown.

Shares of
Common Stock
	Beneficially	Percent of
Name	Owned(1)	Common Stock
Victor Alessi
Seth Grae
Thomas Graham, Jr.
Dan Magraw
Kathleen Kennedy Townsend
Linda Zwobota
Current Directors and Executive Officers as a Group (seven people)

* Denotes less than 1% of the outstanding shares of common stock.

(1)

The shares shown include the following shares that directors and executive officers have the right to acquire within 60 days after March 23, 2016 through the exercise of vested stock options: Victor Alessi, shares; Seth Grae, shares; Thomas Graham, Jr., shares; Dan Magraw, shares; Kathleen Kennedy Townsend, shares; Linda Zwobota, shares; and all current directors and executive officers as a group, shares.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. The Board has determined, based upon an interview of Kathleen Kennedy Townsend and a review of Ms. Townsend’s responses to a questionnaire designed to elicit information regarding her experience in accounting and financial matters, that Ms. Townsend shall be designated as an “audit committee financial expert” within the meaning of Item 407(d) of SEC Regulation S-K, as Ms. Townsend has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in her financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financial reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2015, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with Company management; (2) discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Members of the Audit Committee:
Kathleen Kennedy Townsend
Victor E. Alessi
Daniel B. Magraw

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors. There are currently five directors serving on the Board. At the annual meeting, five directors will be elected. The individuals who have been nominated for election to the Board at the annual meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the annual meeting, the holders of the proxies solicited by this proxy statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. Directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board recommends a vote FOR the election of the nominees listed below.

Nominees

The names, the positions with the Company and the ages as of March 23, 2016 of the individuals who are our nominees for election as directors are:

Name	Age	Position with Lightbridge	Director Since
Seth Grae	52	President, CEO and Director	April 2006
Thomas Graham, Jr.	82	Chairman and Corporate Secretary	April 2006
Victor E. Alessi	76	Director	August 2006
Kathleen Kennedy Townsend	64	Director	October 2013
Daniel B. Magraw	69	Director	October 2006

General Information

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees. For information as to the shares of the common stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” above.

All directors will hold office until the next election of directors, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

General Requirements

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to stockholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in various countries around the world and significant areas of future growth are located outside of the United States. The Company’s business is truly global and multicultural. Therefore, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. The Company’s business is multifaceted and involves complex financial transactions in various countries. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience as a chief executive officer or president. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and the nuclear industry should be represented on the Board. The Company’s business also requires compliance with a variety of regulatory requirements across a number of countries and relationships with various governmental entities. Therefore, the Board believes that governmental, political or diplomatic expertise should be represented on the Board.

Summary of Qualifications of 2016 Nominees for Director

Set forth below are the specific qualifications, attributes, skills and experiences of our directors.

Seth Grae

Mr. Grae’s service as the Company’s president and chief executive officer and his extensive experience in the nuclear industry provide valuable insight to the Board about the Company and the nuclear industry more generally.

Thomas Graham, Jr.

Mr. Graham’s service as the Company’s chairman of the board, his experience as chairman of the board of several other companies, his extensive experience and knowledge related to nuclear non-proliferation, his knowledge of international law, and his experience as a senior US diplomat provide valuable insight to the Board about the Company, and about nuclear policy and international law more generally.

Victor E. Alessi

Dr. Alessi’s service as a director of the Company since August 2006, his expertise in nuclear physics, his experience as the president of a large organization, his technological experience, his work on nuclear non-proliferation and policy, his experience with government entities both within the US and internationally, and his experience working as a senior DOE official provide valuable insight to the Board about the Company, and about nuclear policy, organizational strategy and compliance more generally.

Kathleen Kennedy Townsend

Ms. Townsend brings a long history of accomplishments in the public and private sectors that demonstrate her high level of financial literacy, her experience as a director, her risk oversight and management expertise, as well as her experience in the political arena which provide valuable insights to the board related to financial performance, the understanding of financial statements, and compliance provide valuable insight to the Board about the Company, and about financial performance and controls more generally.

Daniel B. Magraw

Mr. Magraw’s experience as a director of the Company since October 2006, his expertise on international environmental law and policy and international business law, as well as his long history of leadership roles provide valuable insight to the Board about the Company, and about nuclear policy and international law more generally.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO THE LIGHTBRIDGE CORPORATION 2015 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES UNDER THE PLAN

We are asking our stockholders to approve an amendment to the Lightbridge Corporation 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares that may be issued thereunder from 3,000,000 shares to 7,000,000 shares. The Compensation Committee, pursuant to authority delegated by the Board, has approved the increase in the number of shares reserved for issuance under the 2015 Plan, subject to approval from stockholders at the annual meeting.

The Company believes strongly that the approval of this amendment to the 2015 Plan will enable the Company to continue to use the 2015 Plan to achieve our goals in attracting and retaining one of our most valuable assets: our employees. Long-term incentives have been a critical component of our compensation programs and are intended to reward our employees for long-term sustained performance that is aligned with stockholder interests. The 2015 Plan is designed to assist in recruiting, motivating and retaining talented employees who help us achieve our business goals, including creating long-term value for stockholders. The Company believes that employees who have a stake in the future success of our business become highly motivated to achieve our long-term business goals and increase stockholder value.

The 2015 Plan was originally adopted on March 25, 2015 and approved by our stockholders at the 2015 annual meeting. Approval of the amendment to the 2015 Plan is needed to replenish the pool of shares available for the grant of stock-based compensation, and no shares remain available under the 2015 Plan as of the date of this proxy statement. The Company’s named executive officers and directors have an interest in this proposal due to their participation in the 2015 Plan, including outstanding option awards that are contingent on an increase in the number of shares available for issuance under the 2015 Plan. See “Executive Compensation— Narrative Disclosure to Summary Compensation Table.” If stockholder approval is not obtained, we will not be able to grant additional equity awards under the 2015 Plan.

The 2015 Plan incorporates key corporate governance practices, including the following:

  The price of any option may not be altered or repriced without stockholder approval;

  Discounted stock options and stock appreciation rights are prohibited;

  Reload options are not permitted;

  Performance goals may be imposed on grants;

  No ability of participants to receive dividend payments with respect to restricted stock until the shares are vested;

  Liberal share counting is not permitted;

  Payment of the exercise price or applicable taxes made by delivery of shares, or withholding of shares, in satisfaction of a participant’s obligation, will not result in additional shares becoming available for subsequent awards under the 2015 Plan;

  It is administered by a committee of independent directors; and

  Qualifies performance incentive awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

The amendment to the 2015 Plan is being submitted to the stockholders for approval in order to comply with the applicable requirements of the Nasdaq Stock Market and to qualify certain awards made to certain officers as deductible for federal income tax purposes under section 162(m) of the Code. Stockholder approval is also necessary under the federal income tax rules applicable to incentive stock options.

Significant Features of the 2015 Plan:

The following is a summary of certain significant features of the 2015 Plan. The information which follows is subject to, and qualified in its entirety by reference to, the 2015 Plan document, which is attached to this proxy statement as Appendix A. We urge you to read the 2015 Plan in its entirety.

Awards that may be granted include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards. These awards offer the Company’s officers, employees and directors the possibility of future value, depending on the long-term price appreciation of the Company’s common stock and the award holder’s continuing service with the Company.

Stock options give the option holder the right to acquire from the Company a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. The exercise price will be not less than the market price of the common stock on the date of grant. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-qualified stock options.

Stock appreciation rights (“SARs”), which may be granted alone or in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the 2015 Plan, holders of SARs may receive this payment – the appreciation value – either in cash or shares of common stock valued at the fair market value on the date of exercise. The form of payment will be determined by the Company.

Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.

The 2015 Plan also provides for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of common stock, or a combination, based on the attainment of pre-established goals.

All of the permissible types of awards under the 2015 Plan are described in more detail as follows:

Purposes of 2015 Plan: The purposes of the 2015 Plan are to: attract and retain officers, employees and directors for the Company and its subsidiary; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further align their interests with those of the Company’s stockholders through compensation that is based on the Company’s common stock.

Administration of the 2015 Plan: Administration of the 2015 Plan is entrusted to the Compensation Committee of the Board of Directors (the “Committee”). Among other things, the Committee has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Committee has authority to establish, amend and rescind rules and regulations relating to the 2015 Plan.

Eligible Recipients: Persons eligible to receive awards under the 2015 Plan will be those officers, employees and directors of the Company and its subsidiaries who are selected by the Company’s Board of Directors or the Committee of the Board administering the 2015 Plan. At                    , 2016, approximately              individuals were eligible to participate in the 2015 Plan.

Shares Available Under the 2015 Plan: The maximum number of shares of our common stock that currently may be delivered to participants under the 2015 Plan is 3,000,000 shares, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. If the stockholders approve the proposed amendment, the number of shares available under the 2015 Plan will increase to 7,000,000 shares. Shares subject to an award under the 2015 Plan for which the award is canceled, forfeited or expires again become available for grants under the 2015 Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the 2015 Plan. The maximum number of shares that may be covered by awards to any single individual in any year is 1,500,000 and the maximum cash payment that can be made to any individual for any single or combined performance goals for any performance period is $250,000.

Stock Options:

General. Subject to the provisions of the 2015 Plan, the Committee has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the Committee may determine.

Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning 10% or more of the Company’s voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.

Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the Committee at the time of the grant. The option must be exercised by notice to the Company, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the Committee, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.

Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the Committee at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of 10% or more of the Company’s voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with the Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the Committee and reflected in the grant evidencing the award.

Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.

Stock Appreciation Rights: Awards of stock appreciation rights or “SARs” may be granted alone or in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the award over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of the common stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.

Stock Awards: Stock Awards can also be granted under the 2015 Plan. A stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the Committee shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.

Cash Awards: A cash award is an award that may be in the form of cash or shares of common stock or a combination, based on the attainment of pre-established performance goals and other conditions, restrictions and contingencies identified by the Committee.

Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the Committee. In the event of various changes to the capitalization of the Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Committee to the number of shares covered by outstanding awards or to the exercise price of such awards. The Committee is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of the Company, including acceleration of vesting. Except as otherwise determined by the Committee at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, the Company is permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our Board also has the authority, at any time, to discontinue the granting of awards. The Board also has the authority to alter or amend the 2015 Plan or any outstanding award or may terminate the 2015 Plan as to further grants, provided that no amendment will, without the approval of the Company’s stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the 2015 Plan, change the persons eligible for awards under the 2015 Plan, extend the time within which awards may be made, or amend the provisions of the 2015 Plan related to amendments. No amendment that would adversely affect any outstanding award made under the 2015 Plan can be made without the consent of the holder of such award.

Federal Income Tax Consequences of Awards: The following is based on current laws, regulations and interpretations, all of which are subject to change. It does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. In general, the grant of a stock option will not be a taxable event to the recipient and will not result in a tax deduction to the Company. The tax consequences resulting from an exercise of a stock option and the subsequent disposition of the shares acquired upon the exercise depends, in part, on whether the option is an incentive stock option or a non-qualified stock option.

Upon the exercise of a non-qualified stock option, the holder will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares received upon exercise over the exercise price (the “spread”). The Company will be able to claim a tax deduction for this spread, provided it satisfies compensation reporting requirements under the Code and is not otherwise precluded from taking a deduction because of Section 162(m) deduction limitations described below. Any gain or loss upon the subsequent sale or exchange of the shares by the holder will be capital gain or loss, long term or short term, depending upon the holding period for the shares.

Upon the exercise of an incentive stock option, a holder will generally not recognize taxable income at the time of exercise and no tax deduction will be available to the Company, provided the option is exercised when the holder is an employee of the Company or, in certain circumstances, within a limited time thereafter. The difference between the exercise price and the fair market value of the shares on the date of exercise is treated by the holder as an item of adjustment for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an incentive stock option are subsequently sold by the holder and such sale takes place after the statutory “holding period” (which is the later of two years from the date of grant or one year after the date of exercise), the gain or loss realized will be the difference between the sales price and the exercise price and will be treated as a long term capital gain or loss. If the sale takes place prior to expiration of the holding period, the holder of the shares will recognize ordinary income at the time of sale equal to the spread and the Company will be entitled to a tax deduction in equal amount. The remaining gain to the holder, if any, will be capital gain, either long term or short term.

Stock Appreciation Rights. No taxable income will be realized by a recipient in connection with the grant of a SAR. Generally, when the holder of a SAR exercises the SAR, the amount of cash or the fair market value of the shares received upon exercise will be ordinary compensation income to the holder and the Company will be entitled to a corresponding tax deduction, subject to Section 162(m).

Restricted Shares. An award of restricted shares, like the grant of an option, is not taxable to the recipient. The holder of restricted shares generally will recognize ordinary compensation income at the time the restrictions on the shares lapse, which is the vesting date thereof, based on the fair market value of the Company’s shares on that date. Subject to the Section 162(m) limitations, this amount is deductible for federal income tax purposes by the Company. Dividends paid with respect to restricted shares prior to vesting will be taxable as ordinary compensation income to the holder (not as “qualifying dividends”) and will be deductible by the Company. A holder of restricted shares may elect under Section 83(b) of the Code, in lieu of the treatment described above, to take immediate recognition of income at the time the shares are received. In that event, the holder will recognize ordinary compensation income equal to the fair market value of the shares at the date of grant, which amount will be deductible by the Company, and dividends subsequently paid to the holder with respect to the shares will be taxable to the holder as “qualifying dividends” and will not be deductible by the Company.

Other Awards. Cash awards are generally taxable as ordinary compensation income in the year of receipt and will be deductible as such by the Company. Restricted stock units, deferred cash awards and other types of deferred awards are subject to Section 409A of the Code regarding non-qualified deferred compensation 2015 Plan. The Company intends to use reasonable efforts to design any such awards in a manner that avoids Section 409A or that complies with Section 409A.

Potential Limitation on Company Deductions. The Company will generally be entitled to a tax deduction in connection with awards in an amount equal to the ordinary income recognized by a recipient and at the time the recipient realizes such income, subject to Section 162(m) limitations of the Code, as discussed elsewhere in this proxy statement.

Recognition of Compensation Expense. In accordance with Statement of Financial Accounting Standards No. 123R, “Share-Based Payment,” the Company is required to recognize compensation expense in its income statement for the grant-date fair value of stock options and other equity-based compensation issued to its employees and directors, the amount of which can only be determined at the time of grant.

The affirmative vote of a majority of the votes cast on the proposal to approve the 2015 Equity Incentive Plan at a meeting at which a quorum is present, either in person or by proxy, is required for approval of the proposal.

New Plan Benefits and Previously Awarded Options

The future awards, if any, that will be made to eligible persons under the 2015 Plan are subject to the discretion of the Committee and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our employees, consultants and non-employee directors under the 2015 Plan. Therefore, a New Plan Benefits Table is not provided.

Previously Awarded Stock Options

The following table sets forth information with respect to all outstanding stock options granted under the 2015 Plan as of close of business on , 2016, to the persons named below.

Stock Options (1)
	No. of shares		Grant date fair value
Named Executive Officers
Seth Grae		$
Thomas Graham, Jr.		$
Linda Zwobota		$
All current executive officers as a group (4 persons)		$
All current employees, excluding current executive officers, as a group ( persons) (2)		$
All current non-employee directors as a group (3 persons)		$

(1)

See “Executive Compensation— Narrative Disclosure to Summary Compensation Table” for a discussion of certain contingent stock option awards. All grants of contingent stock options under the 2015 Plan are subject to the approval of the stockholders.

(2)	For purposes of this table, “current employees” includes any consultants eligible to participate in the 2015 Plan.

The Board of Directors recommends that the stockholders vote FOR the approval of the increase in the number of shares available for issuance under the 2015 Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information about the securities authorized for issuance under our 2015 Equity Incentive Plan and 2006 Second Amended and Restated Stock Plan as of December 31, 2015.

	Number of	Weighted-	Number of securities
	securities to be	average	remaining available for
	issued upon	exercise price	future issuance under
	exercise of	of outstanding	equity compensation
	outstanding	options,	plans (excluding
	options, warrants	warrants and	securities reflected in
	and rights	rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
Equity compensation plans not approved by security holders	—	—	—
Total

PROPOSAL 3 — APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(d), OF THE ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK TO ASPIRE CAPITAL

We are asking our stockholders to approve the issuance of up to $10.0 million in shares of our common stock to Aspire Capital pursuant to the common stock purchase agreement (the “purchase agreement”) between the Company and Aspire Capital dated September 4, 2015. The purchase agreement limits the number of shares we can sell to Aspire Capital thereunder to 3,614,766 shares (including 300,000 commitment shares), which equals 19.99% of the Company’s outstanding shares as of the date of the purchase agreement (such limit, the “19.99% exchange cap”), unless we obtain stockholder approval to issue more than such 19.99% exchange cap or the average price paid for all shares of common stock issued under the purchase agreement is equal to or greater than $0.95 per share, in compliance with Nasdaq Listing Rule 5635(d).

The Company has been using the net proceeds generated from the purchase agreement to fund its working capital needs and anticipates continuing to do so, subject to stockholder approval of the Company issuing shares beyond the limits imposed by the 19.99% exchange cap. As of the date of this proxy statement, the Company has sold                          shares of its common stock to Aspire Capital pursuant to the purchase agreement (including the 300,000 commitment shares), for net proceeds of approximately $            million, and                 shares remain available for sale under the 19.99% exchange cap. If the stockholders do not approve this proposal, the Company will be limited in the number of shares it can sell to Aspire Capital, and the Company anticipates it would need to seek alternative sources of financing, which may include additional transactions with Aspire Capital.

Background

On September 4, 2015, the Company entered into the purchase agreement with Aspire Capital. Upon the terms and subject to the conditions and limitations set forth in the purchase agreement, Aspire Capital is committed to purchase up to an aggregate of $10.0 million of our shares of common stock over the 24-month term of the purchase agreement, which commenced in January 2016. In consideration for entering into the purchase agreement, concurrently with the execution of the purchase agreement, we issued to Aspire Capital 300,000 shares of our common stock as a commitment fee (referred to as the commitment shares). We also concurrently entered into a registration rights agreement with Aspire Capital, in which we agreed to file one or more registration statements as permissible and necessary to register under the Securities Act of 1933 the sale of the shares of our common stock that have been and may be issued to Aspire Capital under the purchase agreement. The Company filed a registration statement on Form S-1 (File No. 333-207507) registering the sale of up to 5,730,200 shares of our common stock by Aspire Capital, which registration statement was declared effective by the SEC on December 22, 2015.

As of                        , 2016, there were               shares of our common stock outstanding (                  shares held by non-affiliates), including the                       previously issued to Aspire Capital pursuant to the purchase agreement. If we were to issue to Aspire Capital all 5,730,200 shares of our common stock previously registered for sale, such shares would represent approximately      % of the total common stock outstanding or approximately      % of the non-affiliate shares of common stock outstanding as of the date hereof. Under the purchase agreement, we have the right but not the obligation to issue more than the 5,730,200 shares of common stock previously registered, subject to stockholder approval to issue shares beyond the 19.99% exchange cap. As of the date of this proxy statement, we do not have any plans or intent to issue to Aspire Capital any shares of common stock in addition to the 5,730,200 shares of common stock previously registered.

On January 8, 2016, the conditions to the commencement under the purchase agreement were satisfied. On any trading day on which the closing sale price of our common stock equals or exceeds $0.10 per share, we have the right, in our sole discretion, to present Aspire Capital with a purchase notice (each a “purchase notice”) directing Aspire Capital (as principal) to purchase up to 100,000 shares of our common stock per trading day, provided that the aggregate price of such purchase shall not exceed $250,000 per trading day, up to $10.0 million of our common stock in the aggregate. The purchase price of such shares is equal to the lesser of:

•	the lowest sale price of our common stock on the purchase date; or

•	the arithmetic average of the three lowest closing sale prices for our common stock during the twelve consecutive trading days ending on the trading day immediately preceding the purchase date.

In addition, on any date on which we submit a purchase notice for 100,000 shares to Aspire Capital and the closing sale price of our stock equals or exceeds $0.10 per share of common stock, we also have the right, in our sole discretion, to present Aspire Capital with a volume-weighted average price (VWAP) purchase notice directing Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of the Company’s common stock traded on the Nasdaq Capital Market on the next trading day, subject to a maximum number of shares we may determine and a minimum trading price. The VWAP purchase price of such shares is the lower of:

•	the closing sale price on the VWAP purchase date; or

•	95% of the volume-weighted average price for our common stock traded on the Nasdaq Capital Market:

• on the VWAP purchase date, if the aggregate shares to be purchased on that date have not exceeded the maximum permitted to be sold pursuant to the purchase agreement; or

•

during that portion of the VWAP purchase date until such time as the sooner to occur of (i) the time at which the aggregate shares traded on the Nasdaq Capital Market exceed the maximum permitted to be sold pursuant to the purchase agreement, or (ii) the time at which the sale price of the Company’s common stock falls below the specific minimum price threshold.

The purchase agreement provides that the Company and Aspire Capital shall not effect any sales under the purchase agreement on any purchase date where the closing sale price of our common stock is less than $0.10 per share (the “floor price”). The floor price and the respective prices and share numbers in the preceding paragraphs shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. There are no trading volume requirements or restrictions under the purchase agreement, and we will control the timing and amount of any sales of our common stock to Aspire Capital. Aspire Capital has no right to require any sales by us, but is obligated to make purchases from us as we direct in accordance with the purchase agreement. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the purchase agreement. The purchase agreement may be terminated by us at any time, at our discretion, without any penalty or cost to us.

The purchase agreement and registration rights agreement are attached as Exhibit 10.1 and Exhibit 4.1, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2015.

Stockholder Approval Requirement

As noted above, the purchase agreement restricts the amount of shares that may be sold to Aspire Capital to the 19.99% exchange cap, or 3,614,766 shares, including the 300,000 commitment shares. We can remove this 19.99% exchange cap by obtaining stockholder approval in compliance with the applicable Listing Rules of the Nasdaq Stock Market. Our common stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

Reasons for Transaction and Effect on Current Stockholders

The Board of Directors has determined that the purchase agreement with Aspire Capital is in the best interests of the Company and its stockholders because the right to sell shares to Aspire Capital provides the Company with a reliable source of capital and the ability to access that capital when and as needed.

The purchase agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Aspire Capital pursuant to the terms of the purchase agreement will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. If we sell to Aspire Capital all $ million remaining under the purchase agreement at the floor price of $0.10 per share, Aspire Capital would purchase approximately % of the outstanding shares of the Company, although the purchase agreement limits Aspire Capital to beneficially owning no more than 19.99% of our issued and outstanding common stock at any time (and we are not seeking stockholder approval to lift such beneficial ownership limitation). Aspire Capital may be in a position to exert influence over the Company and there is no guarantee that the interests of Aspire Capital will align with the interests of other stockholders. Our stockholders are not entitled to dissenters’ rights with respect to this proposal, and we will not independently provide stockholders with any such right.

Required Vote

If a quorum is present, the number of affirmative votes cast in favor of the proposal must exceed the number of votes cast against the proposal for approval of this proposal.

The Board of Directors recommends a vote FOR the approval of the issuance of additional shares of common stock to Aspire Capital in accordance with the stockholder approval requirements of Nasdaq Listing Rule 5635(d).

PROPOSAL 4 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote for the approval of the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. After consideration of the vote of stockholders at the 2011 annual meeting of stockholders and consistent with the Board’s recommendation, the Board’s current policy is to hold an advisory vote on executive compensation on an annual basis, and accordingly, after the annual meeting, the next advisory vote on the compensation of our named executive officers is expected to occur at our 2017 annual meeting of stockholders.

The Board recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

PROPOSAL 5 — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected BDO USA, LLC (“BDO”) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

As the Company disclosed in the Current Report on Form 8-K filed with the SEC on June 10, 2015, the Audit Committee completed a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. As a result of that process, on June 10, 2015, the Committee notified Anderson Bradshaw PLLC (“Anderson Bradshaw”), the Company’s independent registered public accounting firm at the time, that the Committee had determined to dismiss Anderson Bradshaw as the Company’s independent registered public accounting firm, effective as of that same date. On and effective as of that same date, the Company appointed BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The appointment of BDO as the Company’s independent registered public accountant was approved by the Committee.

Anderson Bradshaw’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period preceding Anderson Bradshaw’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Anderson Bradshaw on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anderson Bradshaw, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v)(A)-(D) of Regulation S-K). The Company provided Anderson Bradshaw with a copy of its Current Report on Form 8-K filed with the SEC on June 10, 2015 prior to its filing with the SEC and requested Anderson Bradshaw to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Anderson Bradshaw’s letter dated June 10, 2015 is attached as Exhibit 16.1 to the Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period up to the date of BDO’s engagement, neither the Company nor anyone on the Company’s behalf consulted with BDO regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; (iii) the provision of written or oral advice that would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (iv) any matter that was the subject of a “disagreement” or a “reportable event” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

We are asking our stockholders to ratify the selection of BDO as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by each of BDO and Anderson Bradshaw that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of BDO will be available via teleconference during the annual meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the annual meeting.

Independent Registered Public Accounting Firm’s Fees

No fees were billed to us by BDO, our current independent registered public accounting firm, during fiscal year ended December 31, 2014. The following are the fees billed to us by BDO or Anderson Bradshaw, our former independent registered public accounting firm, during fiscal years ended December 31, 2015 and 2014:

	2015	2014
Audit Fees	$86,505	$60,237
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	122,048	11,450
Total	$208,553	$71,687

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by the independent auditors in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by Anderson Bradshaw and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees. Included in such Other Fees were fees for services rendered by BDO and Anderson Bradshaw in connection with our private and public offerings conducted during such periods. For 2015, most of the fees related to the reclassification of the Company’s outstanding warrants.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of our Board.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board pre-approved the service performed by the Company’s independent registered public account firm, BDO, for our consolidated financial statements as of and for the year ended December 31, 2015.

The Board recommends a vote FOR ratification of the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

OTHER MATTERS

Stockholder Proposals for the 2017 Annual Meeting

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, your proposal must be received by the Corporate Secretary of Lightbridge Corporation at 11710 Plaza America Drive, Suite 2000, Reston, VA 20190, no later than the close of business on . A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Annual Report on Form 10-K

We will provide without charge to each person solicited by this proxy statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Lightbridge Corporation, c/o Corporate Secretary, 11710 Plaza America Drive, Suite 2000, Reston, VA 20190 USA. A copy of our Annual Report on Form 10-K is also made available on our website after it is filed with the SEC.

Other Business

As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the annual meeting other than the election of directors, approval of the increase in the number of shares available under the 2015 Equity Incentive Plan, approval of the issuance of additional shares to Aspire Capital, the ratification of the appointment of the independent auditors, and the advisory vote on executive compensation. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

Dated:           , 2016

APPENDIX A

LIGHTBRIDGE CORPORATION
2015 EQUITY INCENTIVE PLAN

1.     Purpose; Eligibility.

1.1     General Purpose. The name of this plan is the Lightbridge Corporation 2015 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Lightbridge Corporation, a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2     Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3     Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

2.     Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

 With respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

 With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means (a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

 “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Lightbridge Corporation, a Nevada corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or similar publication. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a) .

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162 -27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the Committee from time to time.

 Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this Lightbridge Corporation 2015 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a) .

“Restricted Award” means any Award granted pursuant to Section 7.2(a) .

“Restricted Period” has the meaning set forth in Section 7.2(a) .

“Restricted Stock” has the meaning set forth in Section 7.2(a) .

“Restricted Stock Units” has the meaning set forth in Section 7.2(a) .

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     Administration.

3.1     Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)     to construe and interpret the Plan and apply its provisions;

(b)     to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)     to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)     to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e)     to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)     from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)     to determine the number of shares of Common Stock to be made subject to each Award;

(h)     to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)     to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)     to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(k)     to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

(l)     to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m)     to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n)     to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)     to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)     to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2     Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3     Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4     Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5     Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.     Shares Subject to the Plan.

4.1     Subject to adjustment in accordance with Section 11, a total of three million (3,000,000) shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2     Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3     Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than one million five hundred thousand (1,500,,000) shares of Common Stock in the aggregate or any other Awards with respect to more than one million five hundred thousand (1,500,000) shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.

4.4     Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.4 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5.     Eligibility.

5.1     Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2     Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.     Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.

Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1     Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2     Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3     Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4     Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5     Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6     Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7     Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8     Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9     Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10     Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11    Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12     Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.     Provisions of Awards Other Than Options.

7.1     Stock Appreciation Rights.

(a)     General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)     Grant Requirements

 Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)     Term of Stock Appreciation Rights

 The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)     Vesting of Stock Appreciation Rights

 Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)     Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)     Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)     Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2     Restricted Awards.

(a)     General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)     Restricted Stock and Restricted Stock Units

(i)

Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)

The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)     Restrictions

(i)

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)

Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)

The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)     Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)     Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 0 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)     Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3     Performance Share Awards.

(a)     Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)     Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4     Performance Compensation Awards.

(a)     General

The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

(b)     Eligibility

The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)     Discretion of Committee with Respect to Performance Compensation Awards

With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

(d)     Payment of Performance Compensation Awards

(i)     Condition to Receipt of Payment

Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)     Limitation

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(iii)     Certification

Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

(iv)     Use of Discretion

In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

(v)     Timing of Award Payments

Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

(vi)     Maximum Award Payable

Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is two hundred fifty thousand (250,000) shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $250,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

8.     Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.     Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.     Miscellaneous.

10.1     Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2     Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3     No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4     Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5     Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.     Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.     Effect of Change in Control.

12.1     In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.

12.2     In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3     The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13.     Amendment of the Plan and Awards.

13.1     Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2     Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3     Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4     No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5     Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.     General Provisions.

14.1     Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2     Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3     Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4     Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5     Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6     Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7     Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8     Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9     No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10     Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11     Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12     Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13     Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14     Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.15     Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16     Expenses. The costs of administering the Plan shall be paid by the Company.

14.17     Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18     Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19     Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.     Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. .     Termination or Suspension of the Plan. The Plan shall terminate automatically on March 25, 2025. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

17.     Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Lightbridge Corporation on March 25, 2015.

As approved by the shareholders of Lightbridge Corporation on July 14, 2015.

PRELIMINARY PROXY MATERIALS — SUBJECT TO COMPLETION

LIGHTBRIDGE CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

ELECTRONIC VOTING INSTRUCTIONS

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlines below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Time, on , 2016.

Vote by Internet

- Go to www.envisionreports.com/LTBR
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as show in this example. Please do not write outside the designated area: ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2, 3, 4 and 5.

1 Elect as Directors the nominees listed below:

	For	Withhold		For	Withhold		For	Withhold
01 – Seth Grae	☐	☐	02 – Thomas Graham, Jr.	☐	☐	03 – Victor E. Alessi	☐	☐
04 – Kathleen Kennedy Townsend	☐	☐	05 – Daniel B. Magraw	☐	☐			

	For	Against	Abstain
2. Approve an amendment to the Lightbridge Corporation 2015 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 4,000,000 shares.	☐	☐	☐
3. Approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of additional shares of THE Company's common stock to Aspire Capital Fund, LLC pursuant to the common stock purchase agreement dated September 4, 2015.	☐	☐	☐
4. Advisory non-binding vote for the approval of the Company's executive compensation.	☐	☐	☐
5. Approve the ratification of BDO USA, LLC as the Company's independent registered public accountants for fiscal year 2016.	☐	☐	☐

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, and any adjournment or adjournments thereof.

B

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — LIGHTBRIDGE CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of Lightbridge Corporation, a Nevada corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated , 2016, and hereby constitutes and appoints Seth Grae and Thomas Graham, Jr., or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company's common stock which the undersigned is entitled to vote at the 2016 Annual Meeting of Stockholders to be held on May 12, 2016, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters: The undersigned hereby instructs said proxies or their substitutes:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR THE APPROVAL OF THE AMENDMENT TO THE LIGHTBRIDGE CORPORATION 2015 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 4,000,000 SHARES, FOR THE APPROVAL PURSUANT TO NASDAQ LISTING RULE 5635(d) OF THE ISSUANCE OF ADDITIONAL SHARES OF THE COMPANY'S COMMON STOCK TO ASPIRE CAPITAL FUND, LLC PURSUANT TO THE COMMON STOCK PURCHASE AGREEMENT DATED SEPTEMBER 4, 2015, FOR THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION, AND FOR THE RATIFICATION OF THE SELECTION OF BDO USA, LLC, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED , 2016 IS UNABLE TO SERVE OR WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated , 2016, and the 2015 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.